UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					Washington, D.C. 20549
				__________________________________

				    SCHEDULE 14C INFORMATION
November 11, 2014

	Information Statement Pursuant to Section 14(c) Of the Securities
				Exchange Act of 1934

X   Filed by the registrant
       Filed by a party other than the registrant

Check the appropriate box:
X  	Preliminary Information Statement
	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
     	Definitive Information Statement

Urban Television Network Corporation
(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X  	No fee required
      	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     	1) Title of each class of securities to which transaction applies:
       	2) Aggregate number of securities to which transaction applies:
     	3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     	4) Proposed maximum aggregate value of transaction:
     	5)  Total fee paid:

	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.
3) Filing Party:
4) Date Filed:






			SCHEDULE 14C INFORMATION STATEMENT
		Pursuant to Regulation 14C of the Securities Exchange
				Act of 1934 as amended
			Urban Television Network Corporation
			    1315 N. Bullis Rd, Suite 6
			    Compton, California 90221


				GENERAL INFORMATION


	This Information Statement (the "Information Statement") has been filed with the Securities and Exchange Commission and is being furnished, pursuant to
Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $.0001 per share (the "Common Stock"), of Urban Television Network Corporation. , a Nevada Corporation (the "Company"), to notify such Stockholders that on or about November 11, 2014 the Company received written consents in lieu of a meeting of Stockholders from its Chairman to authorize the Company's Board of Directors to approve the following:

	(1) to change the name of the Company to "Punch TV Studios Inc." (the "Name Change").

	On November 11, 2014 the Board of Directors of the Company approved the Name Change, subject to Stockholder approval. The Majority Stockholders approved the Name Change by written consent in lieu of a meeting on November 11, 2014. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Name Change. The Name Change will become effective when we file the Certificate of Amendment (the "Amendment") with the Secretary of State of the State of Nevada twenty (20) days after the DefinitiveInformation Statement is filed and mailed to Stockholders of Record.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

Date: November 11, 2014

					From the Board of Directors of

				Urban Television Network Corporation.
				By: /s/ Joseph Collins
				Joseph Collins
				Chief Executive Officer and Director





                          RECOMMENDATION OF THE BOARD OF DIRECTORS

				  ACTIONS TO BE TAKEN

				ACTION I - NAME CHANGE
		AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE THE NAME OF
					THE COMPANY

     	The Board of Directors has determined that since the Company intends to focus on the production of new shows, the merchandising and licensing, the development of new television networks, and the syndication and distribution of other media products, the Name Change better reflects the nature of the Company's new business direction.

	Purpose of the Name Change

     	On November 11, 2014, the Company's Board of Directors and the Majority Stockholders owning a majority of the Company's voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to change the Company's name to Punch TV Studios Inc. The Board believes that the Name Change better reflects the nature of the Company's anticipated operations.

	Amended Certificate of Incorporation

     	Upon the effectiveness and on the date that is twenty (20) days following the mailing of this Information Statement, the Board of Directors shall have the Company's Certificate of Amendment to the Articles of Incorporation filed with the State of Nevada in order to effect the name change

	ADDITIONAL INFORMATION

     	The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

     	The Company shall provide, without charge, to each person to whom an Information Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one (1) business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Information Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Information Statement incorporates), and the address and telephone numbers to which such a request is to be directed.

     INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

	1. any director or officer of our Company since November 11, 2014 being the commencement of our last completed financial year;

     	2. any proposed nominee for election as a director of our Company; and

     	3. any associate or affiliate of any of the foregoing persons.

     	The shareholdings of our directors and officers are set forth below in the section entitled "Security Ownership of Certain Beneficial Owners and Management." To our knowledge, no director has advised that he intends to oppose the Name Change as more particularly described herein.

			OUTSTANDING VOTING SECURITIES

	Our authorized capital stock consists of 200,000,000 shares of Common Stock, par value $0.0001 per share, of which 130,000,000 shares are outstanding as of November 11, 2014 (the "Record Date"). In addition, as of November 11, 2014 Joseph Collins was given as a part of his employment agreement 200,000 shares of the Company's Preferred Stock issued and outstanding, with his Preferred Stock is entitled to 650 votes per share.


	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     	The following information table sets forth certain information regarding the Company's common stock owned on the Record Date by (i) each who is known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and officer, and (iii) all officers and directors as a group:


Name of Beneficial Owner    	Number of Preferred 	Percent of Class
				Shares Owned
___________________________________________________________________________
Joseph Collins, CEO		200,000
				650 votes per share   	65.00%
___________________________________________________________________________
Directors and Officers Total	200,000			65.00%


			DISSENTER'S RIGHTS OF APPRAISAL

     	The Stockholders have no right under Nevada Corporate Law, the Company's Articles of Incorporation consistent with above, or ByLaws to dissent from any of the provisions adopted in the Amendment.

			EFFECTIVE DATE OF NAME CHANGE

     	Pursuant to Rule 14c-2 under the Exchange Act, the Name Change shall not be filed with the Secretary of State of Nevada until a date at least twenty
(20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the action contemplated hereby will be effected on or about the close of business on January 6, 2015

				CONCLUSION

     	As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.


Signature

     	Pursuant to the requirements of the Securities Exchange Act of 1934, Urban Television Network Corporation has duly caused this report to be signed by the undersigned hereunto authorized.

Urban Television Network Corporation


By: /s/ Joseph Collins
Joseph Collins
President, CEO, Treasurer and Director